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Exhibit 32.1

CERTIFICATION

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Pehong Chen, the Chief Executive Officer of BroadVision, Inc. (the "Company") and William E. Meyer, Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:

1.
The Company's Annual Report on Form 10-K for the period ended December 31, 2003, to which this Certification is attached as Exhibit 32.1 (the "Annual Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.
The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        In Witness Whereof, the undersigned has set his hand hereto as of the 15th day of March, 2004.

/s/ PEHONG CHEN Pehong Chen Chief Executive Officer
/s/ WILLIAM E. MEYER William E. Meyer Chief Financial Officer

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  Exhibit 32.1
CERTIFICATION